                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act file number: 811-06052

             Morgan Stanley Municipal Income Opportunities Trust III
               (Exact name of registrant as specified in charter)

             1221 Avenue of the Americas, New York, New York 10020
              (Address of principal executive offices) (Zip code)


                                Ronald E. Robison
              1221 Avenue of the Americas, New York, New York 10020
                     (Name and address of agent for service)

Registrant's telephone number, including area code: 212-762-4000

Date of fiscal year end: March 31, 2007

Date of reporting period: September 30, 2006

Item 1 - Report to Shareholders

Welcome, Shareholder:

In this report, you'll learn about how your investment in Morgan Stanley Municipal Income Opportunities Trust III performed during the semiannual period. We will provide an overview of the market conditions, and discuss some of the factors that affected performance during the reporting period. In addition, this report includes the Fund's financial statements and a list of Fund investments. MARKET FORECASTS PROVIDED IN THIS REPORT MAY NOT NECESSARILY COME TO PASS. THERE IS NO ASSURANCE THAT THE FUND WILL ACHIEVE ITS INVESTMENT OBJECTIVE. THE FUND IS SUBJECT TO MARKET RISK, WHICH IS THE POSSIBILITY THAT MARKET VALUES OF SECURITIES OWNED BY THE FUND WILL DECLINE AND, THEREFORE, THE VALUE OF THE FUND'S SHARES MAY BE LESS THAN WHAT YOU PAID FOR THEM. ACCORDINGLY, YOU CAN LOSE MONEY INVESTING IN THIS FUND.

INCOME EARNED BY CERTAIN SECURITIES IN THE PORTFOLIO MAY BE SUBJECT TO THE FEDERAL ALTERNATIVE MINIMUM TAX (AMT).

FUND REPORT

For the six months ended September 30, 2006

MARKET CONDITIONS


During the six months ended September 30, 2006, the market focused on the new leadership at the Federal Reserve Board (the "Fed") and the conflicting uncertainties created by inflationary pressures and forecasts of slower economic growth. As consumer spending and housing weakened, the pace of U.S. economic growth moderated and inflation remained within the range that the Fed was apparently willing to tolerate. In its first two meetings during the period, the Fed continued its tightening policy, raising the Fed funds target rate in 25 basis point increments, bringing it to 5.25 percent at the end of June. In July, investors began to anticipate that the Fed would take a break from rate increases and in August it did pause, ending a record two-year run of 17 consecutive rate increases. At its September meeting, the Fed again kept its target rate unchanged as the housing market continued to weaken and oil prices declined.

The municipal market reflected this improved outlook for bonds and tracked the third calendar-quarter rally in Treasuries. Representative yields on 30-year AAA-rated municipal bonds, which increased from 4.50 percent in March to 4.65 percent in June, dropped to 4.20 percent by the end of September. While yields on longer maturities declined, interest rates on two-year AAA tax-exempt municipal maturities remained unchanged. Accordingly, the spread between short-term and long-term interest rates narrowed and the slope of the municipal yield curve continued to flatten. Many investors continued to favor the increased income of lower-quality bonds and as a result, credit spreads remained tight. (Credit spreads measure the incremental yield investors are willing to accept to assume additional credit risk. When credit spreads tighten, lower-quality issues typically outperform high-grade issues).

Reinvestment of an estimated $100 billion of bond maturities, calls and coupons in June, July and September supported demand for municipal bonds. However, municipal bond issuance lagged last year's record pace by over 15 percent in the first nine months of 2006. The overall decline was due in great part to a 50 percent slowdown of refunding activity. In California and New York, the drop in new-issue volume exceeded national levels with declines of 20 percent and 35 percent, respectively. The volume of higher yielding, lower-rated and non-rated municipal debt was also significantly lower.

Steady demand and lower supply helped municipal bond performance keep pace with that of Treasuries. The municipal-to-Treasury yield ratio measures the relative attractiveness of the two sectors. A decline in this ratio indicates that while municipals outperformed Treasuries for the period measured, they also became relatively richer (i.e. prices increased to a greater extent). During the six-month reporting period, the 30-year municipal-to-Treasury yield ratio declined from 92 to 87 percent. In comparison, the yield ratio reached a high of 102 percent in 2005.

PERFORMANCE ANALYSIS


For the six-month period ended September 30, 2006, Morgan Stanley Municipal Income Opportunities Trust III's (OIC's) net asset value (NAV) increased from $9.77 to $10.05 per share. Based on this change plus reinvestment of tax-free dividends totaling $0.27 per share, the Fund's total NAV return was 5.67 percent. OIC's value on the New York Stock Exchange (NYSE) moved from $9.60 to $9.86 per share during the same period. Based on this change plus reinvestment of tax-free dividends, the Fund's total market return was 5.61 percent. OIC's NYSE market price was at a 1.89 percent discount to its NAV.

Monthly dividends for the fourth quarter of 2006, declared in September, were unchanged at $0.045 per share. The dividend reflects the current level of the Fund's net investment income. OIC's level of undistributed net investment income was $0.122 per share on September 30, 2006, versus $0.124 per share six months earlier.(1)

During the reporting period, the Fund's interest-rate posture continued to reflect the anticipation of higher rates. As a result, at the end of September the Fund's option-adjusted duration* was conservatively positioned at 6.5 years. To implement this strategy, U.S. Treasury futures hedges were used to reduce the portfolio's duration. This positioning helped total returns as interest rates rose but tempered performance when rates declined in the third quarter. (The Fund may enter into interest rate swaps in addition to shorting U.S. Treasury futures to help preserve a return or spread on a particular investment or portion of the portfolio).

Consistent with its focus on higher yielding securities, the Fund continued to benefit from tighter credit-quality spreads as high-yield municipal bonds outperformed investment grade issues during the period. The decline in high-yield issuance, coupled with strong demand, served as catalysts to their relative outperformance. During the reporting period, more than two-thirds of the Fund's assets were below investment grade or non-rated issues. Another boost to the Fund's performance was the fact that two holdings, representing over 2 percent of net assets, appreciated significantly when they were prerefunded. Reflecting an ongoing commitment to diversification, the Fund's net assets of more than $85 million were invested among 12 municipal sectors and 91 credits as of the end of the period.

OIC's procedure for reinvesting all dividends and distributions in common shares is through purchases in the open market. This method helps support the market value of the Fund's shares. In addition, we would like to remind you that the Trustees have approved a procedure whereby the Fund may, when appropriate, purchase shares in the open market or in privately negotiated transactions at a price not above market value or net asset value, whichever is lower at the time of purchase.

----------------------------------------------------

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS, AND CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. INVESTMENT RETURN, NET ASSET VALUE AND COMMON SHARE MARKET PRICE WILL FLUCTUATE AND FUND SHARES, WHEN SOLD, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.
There is no guarantee that any sectors mentioned will continue to perform as discussed herein or that securities in such sectors will be held by the Fund in the future.

1 Income earned by certain securities in the portfolio may be subject to the federal alternative minimum tax (AMT).

* A measure of the sensitivity of a bond's price to changes in interest rates, expressed in years. Each year of duration represents an expected 1 percent change in the price of a bond for every 1 percent change in interest rates. The longer a bond's duration, the greater the effect of interest-rate movements on its price. Typically, funds with shorter durations perform better in rising-interest-rate environments, while funds with longer durations perform better when rates decline.

   TOP FIVE SECTORS
   Retirement & Life Care Facilities                   26.9%
   Hospital                                            17.7
   Tax Allocation                                      13.5
   IDR/PCR**                                           10.9
   Nursing & Health Related Facilities                  7.8

   LONG-TERM CREDIT ANALYSIS
   Aaa/AAA                                              3.6%
   Aa/AA                                                0.3
   A/A                                                  1.2
   Baa/BBB                                             23.1
   Ba/BB or Less                                        6.7
   Non Rated                                           65.1

** Industrial Development/Pollution Control Revenue

Data as of September 30, 2006. Subject to change daily. All percentages for top five sectors are as a percentage of net assets and all percentages for long-term credit analysis are as a percentage of total long-term investments. These data are provided for informational purposes only and should not be deemed a recommendation to buy or sell the securities mentioned. Morgan Stanley is a full-service securities firm engaged in securities trading and brokerage activities, investment banking, research and analysis, financing and financial advisory services.

FOR MORE INFORMATION
ABOUT PORTFOLIO HOLDINGS


Each Morgan Stanley fund provides a complete schedule of portfolio holdings in its semiannual and annual reports within 60 days of the end of the fund's second and fourth fiscal quarters by filing the schedule electronically with the Securities and Exchange Commission (SEC). The semiannual reports are filed on Form N-CSRS and the annual reports are filed on Form N-CSR. Morgan Stanley also delivers the semiannual and annual reports to fund shareholders and makes these reports available on its public Web site, www.morganstanley.com. Each Morgan Stanley fund also files a complete schedule of portfolio holdings with the SEC for the fund's first and third fiscal quarters on Form N-Q. Morgan Stanley does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Morgan Stanley public Web site. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC's Web site, http://www.sec.gov. You may also review and copy them at the SEC's Public Reference Room in Washington, DC. Information on the operation of the SEC's Public Reference Room may be obtained by calling the SEC at (800) SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's e-mail address (publicinfo@sec.gov) or by writing the Public Reference section of the SEC, Washington, DC 20549-0102.

DISTRIBUTION BY MATURITY
(% of Long-Term Portfolio) As of September 30, 2006


WEIGHTED AVERAGE MATURITY: 23 YEARS(A)

0-5                                                                               7.00
6-10                                                                              2.00
11-15                                                                             6.00
16-20                                                                            11.00
21-25                                                                            33.00
26-30                                                                            30.00
30+                                                                              11.00

(a) Where applicable maturities reflect mandatory tenders, puts and call dates. Portfolio structure is subject to change.

                       Geographic Summary of Investments
                Based on Market Value as a Percent of Net Assets

Alabama...................     1.2%
Alaska....................     1.2
Arizona...................     1.3
California................     7.4
Colorado..................     4.2
Connecticut...............     1.9
District of Columbia......     1.1
Florida...................     9.3
Georgia...................     0.3
Hawaii....................     2.0
Idaho.....................     1.2
Illinois..................     5.1
Indiana...................     2.9
Iowa......................     2.0
Kansas....................     2.5
Maryland..................     2.8
Massachusetts.............     3.8
Minnesota.................     2.1
Missouri..................     5.8
Nevada....................     4.8
New Hampshire.............     1.2
New Jersey................     6.3
New York..................     7.1
North Carolina............     1.2
Oklahoma..................     1.3
Pennsylvania..............     3.3
South Carolina............     1.0
Tennessee.................     3.3
Texas.....................     4.9
Virginia..................     6.9
Washington................     0.3
Wyoming...................     1.9
Joint exemptions*.........    (1.1)
                             -----
Total+....................   100.5%
                             =====

---------------
*   Joint exemptions have been included in each geographic location.

+ Does not include open short future contracts with an underlying face value amount of $4,271,563 with unrealized depreciation of $29,563.

CALL AND COST (BOOK) YIELD STRUCTURE
(Based on Long-Term Portfolio) As of September 30, 2006


YEARS BONDS CALLABLE -- WEIGHTED AVERAGE CALL PROTECTION: 6 YEARS(A)

2006(A)                                                                           1.00
2007                                                                              9.00
2008                                                                              7.00
2009                                                                             10.00
2010                                                                              7.00
2011                                                                             10.00
2012                                                                             10.00
2013                                                                             10.00
2014                                                                              8.00
2015                                                                              9.00
2016+                                                                            19.00

COST (BOOK) YIELD(B) -- WEIGHTED AVERAGE BOOK YIELD: 6.4%

2006(A)                                                                          7.00
2007                                                                             6.40
2008                                                                             6.40
2009                                                                             6.30
2010                                                                             7.30
2011                                                                             7.40
2012                                                                             6.50
2013                                                                             6.60
2014                                                                             6.10
2015                                                                             5.50
2016+                                                                            5.70

(a)  May include issues callable in previous years.

(b) Cost or "book" yield is the annual income earned on a portfolio investment based on its original purchase price before the Fund's operating expenses. For example, the Fund is earning a book yield of 7.0% on 1% of the long-term portfolio that is callable in 2006.
     Portfolio structure is subject to change.

INVESTMENT ADVISORY AGREEMENT APPROVAL

NATURE, EXTENT AND QUALITY OF SERVICES


The Board reviewed and considered the nature and extent of the investment advisory services provided by the Investment Adviser under the Advisory Agreement, including portfolio management, investment research and fixed income securities trading. The Board also reviewed and considered the nature and extent of the non-advisory, administrative services provided by the Fund's Administrator under the Administration Agreement, including accounting, clerical, bookkeeping, compliance, business management and planning, and the provision of supplies, office space and utilities at the Investment Adviser's expense. (The Investment Adviser and the Administrator together are referred to as the "Adviser" and the Advisory and Administration Agreements together are referred to as the "Management Agreement.") The Board also compared the nature of the services provided by the Adviser with similar services provided by non-affiliated advisers as reported to the Board by Lipper Inc. ("Lipper").

The Board reviewed and considered the qualifications of the portfolio managers, the senior administrative managers and other key personnel of the Adviser who provide the advisory and administrative services to the Fund. The Board determined that the Adviser's portfolio managers and key personnel are well qualified by education and/or training and experience to perform the services in an efficient and professional manner. The Board concluded that the nature and extent of the advisory and administrative services provided were necessary and appropriate for the conduct of the business and investment activities of the Fund. The Board also concluded that the overall quality of the advisory and administrative services was satisfactory.

PERFORMANCE RELATIVE TO COMPARABLE FUNDS MANAGED BY OTHER ADVISERS


On a regular basis, the Board reviews the performance of all funds in the Morgan Stanley Fund Complex, including the Fund, compared to their peers, paying specific attention to the underperforming funds. In addition, the Board specifically reviewed the Fund's performance for the one-, three- and five-year periods ended November 30, 2005, as shown in a report provided by Lipper (the "Lipper Report"), compared to the performance of comparable funds selected by Lipper. The Board considered that the Fund is unleveraged and that eight of the fifteen funds comprising the performance peer group are leveraged funds. The Board discussed with the Adviser the performance goals and the actual results achieved in managing the Fund and concluded that the Fund's performance was acceptable.

FEES RELATIVE TO OTHER PROPRIETARY FUNDS MANAGED BY THE ADVISER WITH COMPARABLE INVESTMENT STRATEGIES


The Board reviewed the advisory and administrative fee (together, the "management fee") rate paid by the Fund under the Management Agreement. The Board noted that the management fee rate was comparable to the management fee rates charged by the Adviser to other proprietary funds it manages with investment strategies comparable to those of the Fund.

FEES AND EXPENSES RELATIVE TO COMPARABLE FUNDS MANAGED BY OTHER ADVISERS


The Board reviewed the management fee rate and total expense ratio of the Fund as compared to the average management fee rate and average total expense ratio for funds, selected by Lipper (the "expense peer group"), managed by other advisers with investment strategies comparable to those of the Fund, as shown in the Lipper Report. The Board concluded that the Fund's management fee rate and total expense ratio were competitive with those of its expense peer group.

BREAKPOINTS AND ECONOMIES OF SCALE


The Board reviewed the structure of the Fund's management fee schedule under the Management Agreement and noted that it does not include any breakpoints. The Board considered that the Fund is a closed-end fund and, therefore, that the Fund's assets are not likely to grow with new sales or grow significantly as a result of capital appreciation. The Board concluded that economies of scale for the Fund were not a factor that needed to be considered at the present time.

PROFITABILITY OF THE ADVISER AND AFFILIATES


The Board considered information concerning the costs incurred and profits realized by the Adviser and affiliates during the last year from their relationship with the Fund and during the last two years from their relationship with the Morgan Stanley Fund Complex and reviewed with the Adviser the cost allocation methodology used to determine the profitability of the Adviser and affiliates. Based on its review of the information it received, the Board concluded that the profits earned by the Adviser and affiliates were not excessive in light of the advisory, administrative and other services provided to the Fund.

FALL-OUT BENEFITS


The Board considered so-called "fall-out benefits" derived by the Adviser and affiliates from their relationship with the Fund and the Morgan Stanley Fund Complex, such as commissions on the purchase and sale of Fund shares and "float" benefits derived from handling of checks for purchases and sales of Fund shares, through a broker-dealer affiliate of the Adviser. The Board concluded that the commissions were competitive with those of other broker-dealers and the float benefits were relatively small.

SOFT DOLLAR BENEFITS


The Board considered whether the Adviser realizes any benefits from commissions paid to brokers who execute securities transactions for the Fund ("soft dollars"). The Board noted that the Fund invests only in fixed income securities, which do not generate soft dollars.

ADVISER FINANCIALLY SOUND AND FINANCIALLY CAPABLE OF MEETING THE FUNDS'S NEEDS


The Board considered whether the Adviser is financially sound and has the resources necessary to perform its obligations under the Management Agreement. The Board noted that the Adviser's operations remain profitable, although increased expenses in recent years have reduced the Adviser's profitability. The Board concluded that the Adviser has the financial resources necessary to fulfill its obligations under the Management Agreement.

HISTORICAL RELATIONSHIP BETWEEN THE FUND AND THE ADVISER


The Board also reviewed and considered the historical relationship between the Fund and the Adviser, including the organizational structure of the Adviser, the policies and procedures formulated and adopted by the Adviser for managing the Fund's operations and the Board's confidence in the competence and integrity of the senior managers and key personnel of the Adviser. The Board concluded that it is beneficial for the Fund to continue its relationship with the Adviser.

OTHER FACTORS AND CURRENT TRENDS


The Board considered the controls and procedures adopted and implemented by the Adviser and monitored by the Fund's Chief Compliance Officer and concluded that the conduct of business by the Adviser indicates a good faith effort on its part to adhere to high ethical standards in the conduct of the Fund's business.

GENERAL CONCLUSION


After considering and weighing all of the above factors, the Board concluded that it would be in the best interest of the Fund and its shareholders to approve renewal of the Management Agreement for another year.

Morgan Stanley Municipal Income Opportunities Trust III
PORTFOLIO OF INVESTMENTS - SEPTEMBER 30, 2006 (UNAUDITED)

PRINCIPAL
AMOUNT IN                                                                COUPON    MATURITY
THOUSANDS                                                                 RATE       DATE        VALUE
----------------------------------------------------------------------------------------------------------
            Tax-Exempt Municipal Bonds (97.8%)
            Educational Facilities Revenue (6.0%)
 $ 1,000    Pima County Industrial Development Authority, Arizona, Noah
              Webster Basic School Ser 2004 A..........................    6.125%  12/15/34   $ 1,052,560
     495    Bellalago Educational Facilities Benefits District,
              Florida, Bellalago Charter School Ser 2004 B.............    5.80    05/01/34       515,008
     500    Illinois Finance Authority, Fullerton Village Student
              Housing Ser 2004 A.......................................    5.125   06/01/35       514,170
   1,500    Upland, Indiana, Taylor University Ser 2002................    6.25    09/01/28     1,654,575
     420    Maryland Industrial Development Financing Authority, Our
              Lady of Good Counsel High School Ser 2005 A..............    5.50    05/01/20       443,348
   1,000    Chattanooga Health Educational & Housing Facilities Board,
              Tennessee, Student Housing Refg Ser 2005 A**.............    5.00    10/01/25     1,008,300
                                                                                              -----------
 -------
                                                                                                5,187,961
   4,915
                                                                                              -----------
 -------
            Hospital Revenue (17.7%)
   1,000    Colbert County -- Northwest Health Care Authority, Alabama,
              Helen Keller Hospital Ser 2003...........................    5.75    06/01/27     1,046,900
     500    Salida, Hospital District, Colorado, Heart of the Rockies
              Regional Medical Center Ser 2006 (WI)....................    5.25    10/01/36       497,380
     750    University of Colorado Hospital Authority, Ser 2006 A......    5.00    11/15/37       766,523
   1,500    Hawaii Department of Budget & Finance, Wilcox Memorial
              Hospital Ser 1998........................................    5.50    07/01/28     1,542,570
   1,000    Madison County Industrial Development Authority, Idaho,
              Madison Memorial Hospital Ser 2006 COPs..................    5.25    09/01/37     1,037,710
     500    Indiana Health Facility Financing Authority, Riverview
              Hospital Ser 2002........................................    6.125   08/01/31       540,720
     500    Washington County Hospital, Iowa, Ser 2006.................    5.375   07/01/26       515,465
   1,250    Aitkin, Minnesota, Riverwood Healthcare Center Ser 2006....    5.60    02/01/32     1,281,225
   1,000    Nevada, Missouri, Nevada Regional Medical Center Ser
              2001.....................................................    6.75    10/01/31     1,062,120
   1,000    Henderson, Nevada, Catholic Health West Ser 1998 A.........    5.125   07/01/28     1,018,770
   1,000    New Hampshire Higher Educational & Health Facilities
              Authority, Littleton Hospital Association Ser 1998 A.....    6.00    05/01/28     1,025,830
   1,000    New Jersey Health Care Facilities Financing Authority,
              Raritan Bay Medical Center Ser 1994......................    7.25    07/01/27     1,023,400
   1,000    Oklahoma Development Finance Authority, Comanche County
              Hospital 2000 Ser B......................................    6.60    07/01/31     1,114,730
     500    Knox County Health, Educational & Housing Facility Board,
              Tennessee, Baptist Health of East Tennessee Ser 2002.....    6.50    04/15/31       551,835

                       See Notes to Financial Statements
 10

Morgan Stanley Municipal Income Opportunities Trust III
PORTFOLIO OF INVESTMENTS - SEPTEMBER 30, 2006 (UNAUDITED) continued

PRINCIPAL
AMOUNT IN                                                                COUPON    MATURITY
THOUSANDS                                                                 RATE       DATE        VALUE
----------------------------------------------------------------------------------------------------------
 $   500    Decatur Hospital Authority, Texas, Wise Regional Health Ser
              2004 A...................................................    7.125%  09/01/34   $   548,725
   1,500    Teton County Hospital District, Wyoming, St John's Medical
              Center Ser 2002..........................................    6.75    12/01/27     1,597,410
                                                                                              -----------
 -------
                                                                                               15,171,313
  14,500
                                                                                              -----------
 -------
            Industrial Development/Pollution Control Revenue (10.9%)
   1,000    Northern Tobacco Securitization Corporation, Alaska, Ser
              2006 A...................................................    5.00    06/01/46     1,002,770
   1,000    California County Tobacco Securitization Agency, Gold
              County Settlement Funding Corp Ser 2006..................    0.00    06/01/33       216,330
     905    Metropolitan Washington Airports Authority, District of
              Columbia & Virginia, CaterAir International Corp Ser 1991
              (AMT)+...................................................   10.125   09/01/11       906,348
     200    Hawaii Department of Budget & Finance, Hawaiian Electric Co
              Ser 1996 A (AMT) (MBIA)..................................    6.20    05/01/26       202,390
   1,235    Maryland Industrial Development Financing Authority,
              Medical Waste Associates LP 1989 Ser (AMT)...............    8.75    11/15/10       916,790
   1,000    Nassau County Tobacco Settlement Corporation, New York, Ser
              2006 A-3.................................................    5.125   06/01/46     1,017,480
            New York City Industrial Development Agency, New York,
   1,000      American Airlines Inc Ser 2005 (AMT).....................    7.75    08/01/31     1,180,420
   1,000      IAC/Interactive Corp Ser 2005............................    5.00    09/01/35     1,018,340
   1,000      7 World Trade Center LLC Ser 2005 A......................    6.50    03/01/35     1,067,880
     425    Carbon County Industrial Development Authority,
              Pennsylvania, Panther Creek Partners Refg 2000 Ser
              (AMT)....................................................    6.65    05/01/10       448,681
     500    Pennsylvania Economic Development Financing Authority,
              Reliant Energy Inc Ser 2001 A (AMT)......................    6.75    12/01/36       537,310
     100    Lexington County, South Carolina, Ellett Brothers Inc
              Refg Ser 1988............................................    7.50    09/01/08        99,423
     700    Pittsylvania County Industrial Development Authority,
              Virginia,
              Multi-Trade LP Ser 1994 A (AMT)..........................    7.45    01/01/09       711,011
                                                                                              -----------
 -------
                                                                                                9,325,173
  10,065
                                                                                              -----------
 -------
            Mortgage Revenue - Multi-Family (0.3%)
     290    Washington Housing Finance Commission, FNMA Collateralized
 -------      Refg Ser 1990 A..........................................    7.50    07/01/23       290,580
                                                                                              -----------
            Mortgage Revenue - Single Family (0.6%)
      25    Maricopa County Industrial Development Authority, Arizona,
              Ser 2000-1C (AMT)........................................    6.25    12/01/30        25,533
     205    Colorado Housing Finance Authority, 1998 Ser B-2 (AMT).....    7.25    10/01/31       209,469
     305    Chicago, Illinois, GNMA-Collateralized Ser 1998 A-1
              (AMT)....................................................    6.45    09/01/29       312,402
                                                                                              -----------
 -------
                                                                                                  547,404
     535
                                                                                              -----------
 -------

                       See Notes to Financial Statements

Morgan Stanley Municipal Income Opportunities Trust III
PORTFOLIO OF INVESTMENTS - SEPTEMBER 30, 2006 (UNAUDITED) continued

PRINCIPAL
AMOUNT IN                                                                COUPON    MATURITY
THOUSANDS                                                                 RATE       DATE        VALUE
----------------------------------------------------------------------------------------------------------
            Nursing & Health Related Facilities Revenue (7.8%)
 $ 2,000    Orange County Health Facilities Authority, Florida,
              Westminister Community Care Services Inc Ser 1999........    6.75%   04/01/34   $ 2,079,640
   1,000    Pinellas County Health Facilities Authority, Florida, Oaks
              of Clearwater Ser 2004...................................    6.25    06/01/34     1,070,190
            Massachusetts Development Finance Agency,
     500      Evergreen Center Ser 2005................................    5.50    01/01/35       511,775
   1,205      Kennedy-Donovan Center Inc 1990 Issue....................    7.50    06/01/10     1,251,597
     710    New Jersey Health Care Facilities Financing Authority,
              Spectrum for Living - FHA Insured Mortgage Refg Ser B....    6.50    02/01/22       711,498
   1,000    Mount Vernon Industrial Development Agency, New York,
              Meadowview at the Wartburg Ser 1999......................    6.20    06/01/29     1,026,870
                                                                                              -----------
 -------
                                                                                                6,651,570
   6,415
                                                                                              -----------
 -------
            Public Facilities Revenue (1.2%)
   1,000    Kansas City Industrial Development Authority, Missouri,
 -------      Plaza Library Ser 2004...................................    5.90    03/01/24     1,008,060
                                                                                              -----------
            Recreational Facilities Revenue (7.1%)
   1,000    Sacramento Financing Authority, California, Convention
              Center Hotel 1999 Ser A..................................    6.25    01/01/30     1,045,080
   1,300    San Diego County, California, San Diego Natural History
              Museum COPs..............................................    5.60    02/01/18     1,300,637
   1,500    Mohegan Tribe of Indians of Connecticut, Ser 2001 (a)......    6.25    01/01/31     1,599,720
   1,000    Overland Park Development Corporation, Kansas, Convention
              Center Hotel Ser 2000 A..................................    7.375   01/01/32     1,096,420
   1,000    Austin Convention Enterprises Inc, Texas, Convention Center
              Hotel Ser 2000 A.........................................    6.70    01/01/32     1,059,830
                                                                                              -----------
 -------
                                                                                                6,101,687
   5,800
                                                                                              -----------
 -------
            Retirement & Life Care Facilities Revenue (26.9%)
   1,100    Orange County Health Facilities Authority, Florida, Orlando
              Lutheran Towers Inc Ser 2005.............................    5.375   07/01/20     1,114,465
   1,000    Illinois Finance Authority, Friendship Village of
              Schaumburg Ser 2005 A....................................    5.625   02/15/37     1,028,500
     750    Illinois Health Facilities Authority, Villa St Benedict Ser
              2003 A-1.................................................    6.90    11/15/33       824,168
     275    Saint Joseph County, Indiana, Holy Cross Village at Notre
              Dame Ser 2006 A..........................................    6.00    05/15/26       291,478
   1,000    Olathe, Kansas, Catholic Care Ser 2006 A...................    6.00    11/15/38     1,052,960
     500    Maryland Health & Higher Education Facilities Authority,
              Edenwald Ser 2006 A......................................    5.40    01/01/37       520,620
   1,425    Massachusetts Development Finance Agency, Loomis
              Communities Ser 1999 A...................................    5.625   07/01/15     1,468,847
     500    Buffalo, Minnesota, Central Minnesota Senior Housing Ser
              2006 A...................................................    5.50    09/01/33       500,925

                       See Notes to Financial Statements
 12

Morgan Stanley Municipal Income Opportunities Trust III
PORTFOLIO OF INVESTMENTS - SEPTEMBER 30, 2006 (UNAUDITED) continued

PRINCIPAL
AMOUNT IN                                                                COUPON    MATURITY
THOUSANDS                                                                 RATE       DATE        VALUE
----------------------------------------------------------------------------------------------------------
 $ 1,000    Kansas City Industrial Development Authority, Missouri,
              Bishop Spencer 2004 Ser I................................    6.25%   01/01/24   $ 1,051,160
            New Jersey Economic Development Authority,
   1,000      Cedar Crest Village Inc Ser 2001 A.......................    7.25    11/15/31     1,089,330
   1,000      Franciscan Oaks Ser 1997.................................    5.70    10/01/17     1,024,780
   1,000      Franciscan Oaks Ser 1997.................................    5.75    10/01/23     1,023,830
     500      Lions Gate Ser 2005 A....................................    5.875   01/01/37       516,715
     750    Suffolk County Industrial Development Agency, New York,
              Jefferson's Ferry Ser 2006...............................    5.00    11/01/28       774,270
   1,000    North Carolina Medical Care Commission Health Care
              Facilities, Presbyterian Homes Ser 2006..................    5.50    10/01/31     1,035,800
     750    Bucks County Industrial Development Authority,
              Pennsylvania, Ann's Choice Ser 2005 A....................    6.25    01/01/35       802,350
     500    Montgomery County Industry Development Authority,
              Pennsylvania, Whitemarsh Community Ser 2005..............    6.25    02/01/35       532,330
     750    South Carolina Jobs Economic Development Authority, Wesley
              Commons Ser 2006 (WI)....................................    5.30    10/01/36       752,888
            Shelby County Health, Educational & Housing Facilities
              Board, Tennessee,
     500      Trezevant Manor Ser 2006 A...............................    5.75    09/01/37       510,585
     750      Village at Germantown Ser 2003 A.........................    7.25    12/01/34       801,113
   1,000    Bexar County Health Facilities Development Corporation,
              Texas, Army Retirement Residence Ser 2002................    6.30    07/01/32     1,081,600
     500    HFDC Central Texas Inc, Legacy at Willow Bend, Ser 2006 A
              (WI).....................................................    5.75    11/01/36       501,020
   1,000    Lubbock Health Facilities Development Corporation, Texas,
              Carillon Ser 2005 A......................................    6.50    07/01/26     1,035,880
   2,580    Chesterfield County Industrial Development Authority,
              Virginia, Brandermill Woods Ser 1998.....................    6.50    01/01/28     2,671,432
   1,000    Peninsula Ports Authority of Virginia, Virginia Baptist
              Homes Ser 2006 C.........................................    5.40    12/01/33     1,024,300
                                                                                              -----------
 -------
                                                                                               23,031,346
  22,130
                                                                                              -----------
 -------
            Tax Allocation Revenue (13.5%)
     475    Carlsbad Community Facility District # 3, California, Ser
              2006.....................................................    5.30    09/01/36       487,702
   1,500    Poway Unified School District Community Facilities District
              # 14, California, Ser 2006...............................    5.25    09/01/36     1,534,290
   1,000    San Marcos Community Facilities District # 2002-01,
              California, University Commons Ser 2004..................    5.90    09/01/28     1,046,900
     700    Santa Ana Unified School District Community Facilities
              District
              # 2004-1, California, Ser 2005...........................    5.05    09/01/30       705,726
   1,000    Copperleaf Metropolitan District # 2, Colorado, Ser 2006...    5.95    12/01/36     1,019,390

                       See Notes to Financial Statements

Morgan Stanley Municipal Income Opportunities Trust III
PORTFOLIO OF INVESTMENTS - SEPTEMBER 30, 2006 (UNAUDITED) continued

PRINCIPAL
AMOUNT IN                                                                COUPON    MATURITY
THOUSANDS                                                                 RATE       DATE        VALUE
----------------------------------------------------------------------------------------------------------
            Elk Valley Public Improvement Corporation, Colorado
 $   500      Ser 2001 A...............................................    7.30%   09/01/22   $   537,035
     500      Ser 2001 A...............................................    7.35    09/01/31       533,665
   1,000    Midtown Miami Community Development District, Florida,
              Parking Garage Ser 2004 A................................    6.25    05/01/37     1,094,260
     500    Bolingbrook, Illinois, Sales Tax Ser 2005..................   0.00++   01/01/24       485,740
     500    Chicago, Illinois, Lake Shore East Ser 2002................    6.75    12/01/32       541,715
     500    Pingree Grove Special Service Area # 7, Illinois, Cambridge
              Lakes Ser 2006...........................................    6.00    03/01/36       511,345
     500    Prince George's County, Maryland, National Harbor Ser
              2004.....................................................    5.20    07/01/34       509,930
   1,000    Des Peres, Missouri, West County Center Ser 2002...........    5.75    04/15/20     1,028,350
     500    Clark County Special Improvement District # 142, Nevada,
              Mountains Edge Ser 2003..................................    6.375   08/01/23       518,190
     500    Henderson, Nevada, Local Improvement District # T-18 Ser
              2006.....................................................    5.30    09/01/35       509,325
     500    Allegheny County Redevelopment Authority, Pennsylvania,
              Pittsburgh Mills Ser 2004................................    5.60    07/01/23       529,830
                                                                                              -----------
 -------
                                                                                               11,593,393
  11,175
                                                                                              -----------
 -------
            Transportation Facilities Revenue (1.2%)
   1,000    Nevada Department of Business & Industry, Las Vegas
 -------      Monorail 2nd Tier Ser 2000...............................    7.375   01/01/40     1,045,960
                                                                                              -----------
            Refunded (4.6%)
   2,000    St Johns County Industrial Development Authority, Florida,
              Glenmoor Ser 1999 A......................................    8.00    01/01/10++   2,143,280
     940    Iowa Health Facilities Development Financing Authority,
              Care Initiatives Ser 1996................................    9.25    07/01/11++   1,171,926
     500    Peninsula Ports Authority of Virginia, Virginia Baptist
              Homes Ser 2003 A.........................................    7.375   12/01/13++     612,950
                                                                                              -----------
 -------
                                                                                                3,928,156
   3,440
                                                                                              -----------
 -------
  81,265    Total Tax-Exempt Municipal Bonds (Cost $79,406,155)............................    83,882,603
                                                                                              -----------
 -------
            Taxable Convertible Bond (0.2%)
            Airlines
     190    UAL Corp. (Cost $189,924) (b)..............................    5.00    02/01/21       182,688
                                                                                              -----------
 -------

NUMBER OF
 SHARES
---------
            Common Stock (0.0%)
            Airlines
     224    UAL Corp. (Cost $6,008) (c)................................                            5,952
                                                                                             -----------
 -------

                       See Notes to Financial Statements
 14

Morgan Stanley Municipal Income Opportunities Trust III
PORTFOLIO OF INVESTMENTS - SEPTEMBER 30, 2006 (UNAUDITED) continued

PRINCIPAL
AMOUNT IN                                                                COUPON   MATURITY
THOUSANDS                                                                 RATE      DATE        VALUE
---------------------------------------------------------------------------------------------------------
            Short-Term Tax-Exempt Municipal Obligations (2.5%)
 $   300    Hapeville Development Authority, Georgia, Haperville Hotel
              Ser 1985 (Demand 10/02/06)...............................  3.78*%   11/01/15  $    300,000
     800    Missouri Development Finance Board, Nelson-Atkins Museum of
              Art Ser 2001 B (MBIA) (Demand 10/02/06)..................  3.89*    12/01/31       800,000
     990    Reno, Nevada, St Mary's Medical Center 1998 Ser B (MBIA)
              (Demand 10/02/06)........................................  3.80*    05/15/23       990,000
                                                                                            ------------
 -------
   2,090    Total Short-Term Tax-Exempt Municipal Obligations (Cost $2,090,000)...........     2,090,000
                                                                                            ------------
 -------

 $83,545    Total Investments (Cost $81,692,087) (d) (e).........................   100.5%    86,161,243
 =======
            Liabilities in Excess of Other Assets................................   (0.5)       (400,390)
                                                                                    -----     -----------
            Net Assets...........................................................   100.0%   $85,760,853
                                                                                    =====    ============

---------------------

   AMT      Alternative Minimum Tax.
   COPs     Certificates of Participation.
    WI      Security purchased on a when-issued basis.
    *       Current coupon of variable rate demand obligation.
    **      A portion of this security has been physically segregated in connection with open futures contracts in the amount of
            $20,000.
    +       Joint exemption in locations shown.
    ++      Prerefunded to call date shown.
    ++      Security is a "step-up" bond where the coupon increases on a predetermined future date.
   (a)      Resale is restricted to qualified institutional investors.
   (b)      Taxable convertible bond issued in reorganization.
   (c)      Common stock issued in reorganization.
   (d)      Securities have been designated as collateral in an amount equal to $5,981,976 in connection with open futures
            contracts and securities purchased on a when-issued basis.
   (e)      The aggregate cost for federal income tax purposes
            approximates the aggregate cost for book purposes. The
            aggregate gross unrealized appreciation is $4,866,794 and
            the aggregate gross unrealized depreciation is $356,114,
            resulting in net unrealized appreciation of $4,510,680.

Bond Insurance:
---------------
   MBIA     Municipal Bond Investors Assurance Corporation.

FUTURES CONTRACTS OPEN AT SEPTEMBER 30, 2006:

NUMBER OF                   DESCRIPTION, DELIVERY          UNDERLYING FACE          UNREALIZED
CONTRACTS   LONG/SHORT          MONTH AND YEAR             AMOUNT AT VALUE         DEPRECIATION
------------------------------------------------------------------------------------------------
   20          Short     U.S. Treasury Notes 10 Year,        $(2,110,313)            $(10,758)
                           December 2006
   20          Short     U.S. Treasury Notes 5 Year,          (2,161,250)             (18,805)
                           December 2006
                                                                                     --------
                         Total Unrealized Depreciation.........................      $(29,563)
                                                                                     ========

                       See Notes to Financial Statements

Morgan Stanley Municipal Income Opportunities Trust III
FINANCIAL STATEMENTS

Statement of Assets and Liabilities
September 30, 2006 (unaudited)

Assets:
Investments in securities, at value (cost $81,692,087)......  $86,161,243
Cash........................................................       70,700
Receivable for:
    Interest................................................    1,295,650
    Investments sold........................................      140,665
    Variation margin........................................        3,125
Prepaid expenses and other assets...........................        9,179
                                                              -----------
    Total Assets............................................   87,680,562
                                                              -----------
Liabilities:
Payable for:
    Investments purchased...................................    1,759,866
    Investment advisory fee.................................       42,244
    Administration fee......................................        6,759
    Transfer agent fee......................................        3,167
Accrued expenses and other payables.........................      107,673
                                                              -----------
    Total Liabilities.......................................    1,919,709
                                                              -----------
    Net Assets..............................................  $85,760,853
                                                              ===========
Composition of Net Assets:
Paid-in-capital.............................................  $81,443,858
Net unrealized appreciation.................................    4,439,593
Accumulated undistributed net investment income.............    1,042,508
Accumulated net realized loss...............................   (1,165,106)
                                                              -----------
    Net Assets..............................................  $85,760,853
                                                              ===========
Net Asset Value Per Share
8,537,057 shares outstanding (unlimited shares authorized of
$.01 par value).............................................       $10.05
                                                              ===========

                       See Notes to Financial Statements
 16

Morgan Stanley Municipal Income Opportunities Trust III
FINANCIAL STATEMENTS continued

Statement of Operations
For the six months ended September 30, 2006 (unaudited)

Net Investment Income:
Interest Income.............................................  $2,614,087
                                                              ----------
Expenses
Investment advisory fee.....................................     212,595
Administration fee..........................................      34,015
Professional fees...........................................      31,719
Shareholder reports and notices.............................      16,859
Listing fees................................................      10,914
Transfer agent fees and expenses............................       6,738
Trustees' fees and expenses.................................       4,239
Custodian fees..............................................       2,612
Other.......................................................      10,481
                                                              ----------
    Total Expenses..........................................     330,172

Less: expense offset........................................      (2,572)
                                                              ----------
    Net Expenses............................................     327,600
                                                              ----------
    Net Investment Income...................................   2,286,487
                                                              ----------
Net Realized and Unrealized Gain (Loss):
Net Realized Gain (Loss) on:
Investments.................................................     219,313
Futures contracts...........................................     (41,020)
                                                              ----------
    Net Realized Gain.......................................     178,293
                                                              ----------
Net Change in Unrealized Appreciation/Depreciation on:
Investments.................................................   2,201,880
Futures contracts...........................................     (29,563)
                                                              ----------
    Net Appreciation........................................   2,172,317
                                                              ----------
    Net Gain................................................   2,350,610
                                                              ----------
Net Increase................................................  $4,637,097
                                                              ==========

                       See Notes to Financial Statements

Morgan Stanley Municipal Income Opportunities Trust III
FINANCIAL STATEMENTS continued

Statements of Changes in Net Assets

                                                                 FOR THE SIX        FOR THE YEAR
                                                                 MONTHS ENDED          ENDED
                                                              SEPTEMBER 30, 2006   MARCH 31, 2006
                                                              ------------------   --------------
                                                                 (unaudited)
Increase (Decrease) in Net Assets:
Operations:
Net investment income.......................................     $ 2,286,487        $ 4,834,759
Net realized gain...........................................         178,293            756,757
Net change in unrealized appreciation/depreciation..........       2,172,317          1,140,280
                                                                 -----------        -----------
    Net Increase............................................       4,637,097          6,731,796

Dividends to shareholders from net investment income........      (2,307,873)        (4,574,650)

Decrease from transactions in shares of beneficial
  interest..................................................        (365,290)        (2,740,265)
                                                                 -----------        -----------
    Net Increase (Decrease).................................       1,963,934           (583,119)
Net Assets:
Beginning of period.........................................      83,796,919         84,380,038
                                                                 -----------        -----------
End of Period
(Including accumulated undistributed net investment income
of $1,042,508 and $1,063,894, respectively).................     $85,760,853        $83,796,919
                                                                 ===========        ===========

                       See Notes to Financial Statements
 18

Morgan Stanley Municipal Income Opportunities Trust III
NOTES TO FINANCIAL STATEMENTS - SEPTEMBER 30, 2006 (UNAUDITED)

1. Organization and Accounting Policies

Morgan Stanley Municipal Income Opportunities Trust III (the "Fund"), is registered under the Investment Company Act of 1940, as amended, as a diversified, closed-end management investment company. The Fund's investment objective is to provide a high level of current income which is exempt from federal income tax. The Fund was organized as a Massachusetts business trust on February 20, 1990 and commenced operations on April 30, 1990.

The following is a summary of significant accounting policies:

A. Valuation of Investments -- (1) portfolio securities are valued by an outside independent pricing service approved by the Trustees. The pricing service uses both a computerized grid matrix of tax-exempt securities and evaluations by its staff, in each case based on information concerning market transactions and quotations from dealers which reflect the mean between the last reported bid and asked price. The portfolio securities are thus valued by reference to a combination of transactions and quotations for the same or other securities believed to be comparable in quality, coupon, maturity, type of issue, call provisions, trading characteristics and other features deemed to be relevant. The Trustees believe that timely and reliable market quotations are generally not readily available for purposes of valuing tax-exempt securities and that the valuations supplied by the pricing service are more likely to approximate the fair value of such securities; (2) futures are valued at the latest sale price on the commodities exchange on which they trade unless it is determined that such price does not reflect their market value, in which case they will be valued at their fair value as determined in good faith under procedures established by and under the supervision of the Trustees; and (3) short-term debt securities having a maturity date of more than sixty days at time of purchase are valued on a mark-to-market basis until sixty days prior to maturity and thereafter at amortized cost based on their value on the 61st day. Short-term debt securities having a maturity date of sixty days or less at the time of purchase are valued at amortized cost.

B. Accounting for Investments -- Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on security transactions are determined by the identified cost method. Discounts are accreted and premiums are amortized over the life of the respective securities. Interest income is accrued daily except where collection is not expected.

C. Futures Contracts -- A futures contract is an agreement between two parties to buy and sell financial instruments or contracts based on financial indices at a set price on a future date. Upon entering into such a contract, the Fund is required to pledge to the broker cash, U.S. Government securities or other liquid portfolio securities equal to the minimum initial margin requirements of the applicable futures exchange. Pursuant to the contract, the Fund agrees to receive from or pay to the

Morgan Stanley Municipal Income Opportunities Trust III
NOTES TO FINANCIAL STATEMENTS - SEPTEMBER 30, 2006 (UNAUDITED) continued

broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments known as variation margin are recorded by the Fund as unrealized gains and losses. Upon closing of the contract, the Fund realizes a gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

D. Federal Income Tax Policy -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable and nontaxable income to its shareholders. Accordingly, no federal income tax provision is required.

E. Dividends and Distributions to Shareholders -- Dividends and distributions to shareholders are recorded on the ex-dividend date.

F. Use of Estimates -- The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

2. Investment Advisory/Administration Agreements

Pursuant to an Investment Advisory Agreement with Morgan Stanley Investment Advisors Inc. (the "Investment Adviser") the Fund pays the Investment Adviser an advisory fee, calculated weekly and payable monthly, by applying the annual rate of 0.50% to the Fund's weekly net assets.

Pursuant to an Administration Agreement with Morgan Stanley Services Company Inc. (the "Administrator"), an affiliate of the Investment Adviser, the Fund pays an administration fee, calculated weekly and payable monthly, by applying the annual rate of 0.08% to the Fund's weekly net assets.

3. Security Transactions and Transactions with Affiliates

The cost of purchases and proceeds from sales of portfolio securities, excluding short-term investments, for the six months ended September 30, 2006 aggregated $13,863,642 and $12,712,957, respectively.

Morgan Stanley Trust, an affiliate of the Investment Adviser and Administrator, is the Fund's transfer agent.

The Fund has an unfunded noncontributory defined benefit pension plan covering certain independent Trustees of the Fund who will have served as independent Trustees for at least five years at the time of retirement. Benefits under this plan are based on factors which include years of service and compensation. The Trustees voted to close the plan to new participants and eliminate the future

Morgan Stanley Municipal Income Opportunities Trust III
NOTES TO FINANCIAL STATEMENTS - SEPTEMBER 30, 2006 (UNAUDITED) continued

benefits growth due to increases to compensation after July 31, 2003. Aggregate pension costs for the six months ended September 30, 2006 included in Trustees' fees and expenses in the Statement of Operations amounted to $3,633. At September 30, 2006, the Fund had an accrued pension liability of $62,377 which is included in accrued expenses in the Statement of Assets and Liabilities.

The Fund has an unfunded Deferred Compensation Plan (the "Compensation Plan") which allows each independent Trustee to defer payment of all, or a portion, of the fees he or she receives for serving on the Board of Trustees. Each eligible Trustee generally may elect to have the deferred amounts credited with a return equal to the total return on one or more of the Morgan Stanley funds that are offered as investment options under the Compensation Plan. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the net asset value of the Fund.

4. Shares of Beneficial Interest

Transactions in shares of beneficial interest were as follows:

                                                                                        CAPITAL
                                                                                        PAID IN
                                                                          PAR VALUE    EXCESS OF
                                                               SHARES     OF SHARES    PAR VALUE
                                                              ---------   ---------   -----------
Balance, March 31, 2005.....................................  8,876,378    $88,764    $84,462,826
Treasury shares purchased and retired (weighted average
  discount 5.68%)*..........................................   (300,621)    (3,006)    (2,737,259)
Reclassification due to permanent book/tax differences......     --          --            (2,177)
                                                              ---------    -------    -----------
Balance, March 31, 2006.....................................  8,575,757     85,758     81,723,390
Treasury shares purchased and retired (weighted average
  discount 4.03%)*..........................................    (38,700)      (387)      (364,903)
                                                              ---------    -------    -----------
Balance, September 30, 2006.................................  8,537,057    $85,371    $81,358,487
                                                              =========    =======    ===========

---------------------
   * The Trustees have voted to retire the shares purchased.

5. Dividends

On September 26, 2006, the Fund declared the following dividends from net investment income:

 AMOUNT          RECORD            PAYABLE
PER SHARE         DATE              DATE
---------   ----------------  -----------------
0$.045...   October 6, 2006   October 20, 2006
0$.045...   November 3, 2006  November 17, 2006
0$.045...   December 8, 2006  December 22, 2006

Morgan Stanley Municipal Income Opportunities Trust III
NOTES TO FINANCIAL STATEMENTS - SEPTEMBER 30, 2006 (UNAUDITED) continued

6. Expense Offset

The expense offset represents a reduction of the fees and expenses for interest earned on cash balances maintained by the Fund with the transfer agent and custodian.

7. Risks Relating to Certain Financial Instruments

The Fund may invest a portion of its assets in residual interest bonds, which are inverse floating rate municipal obligations. The prices of these securities are subject to greater market fluctuations during periods of changing prevailing interest rates than are comparable fixed rate obligations.

To hedge against adverse interest rate changes, the Fund may invest in financial futures contracts or municipal bond index futures contracts ("futures contracts").

These futures contracts involve elements of market risk in excess of the amount reflected in the Statement of Assets and Liabilities. The Fund bears the risk of an unfavorable change in the value of the underlying securities. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

8. Federal Income Tax Status

The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for tax purposes are reported as distributions of paid-in-capital.

As of March 31, 2006, the Fund had a net capital loss carryforward of $1,343,391 of which $375,070 will expire on March 31, 2011 and $968,321 will expire on March 31, 2013 to offset future capital gains to the extent provided by regulations.

As of March 31, 2006, the Fund had temporary book/tax differences primarily attributable to book amortization of discounts on debt securities.

9. New Accounting Pronouncements

In July 2006, the Financial Accounting Standards Board (FASB) issued Interpretation 48, Accounting for Uncertainty in Income Taxes - an interpretation of FASB Statement 109 (FIN 48). FIN 48 clarifies the accounting for income taxes by prescribing the minimum recognition threshold a tax position must meet before being recognized in the financial statements. FIN 48 is effective for fiscal years

Morgan Stanley Municipal Income Opportunities Trust III
NOTES TO FINANCIAL STATEMENTS - SEPTEMBER 30, 2006 (UNAUDITED) continued

beginning after December 15, 2006. The Fund will adopt FIN 48 for the fiscal year ending 2008 and the impact to the Fund's financial statements, if any, is currently being assessed.

In addition, in September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of SFAS 157 will have on the Fund's financial statement disclosures.

Morgan Stanley Municipal Income Opportunities Trust III
FINANCIAL HIGHLIGHTS

Selected ratios and per share data for a share of beneficial interest outstanding throughout each period:

                                                 FOR THE SIX                   FOR THE YEAR ENDED MARCH 31
                                                 MONTHS ENDED      ----------------------------------------------------
                                              SEPTEMBER 30, 2006     2006       2005       2004       2003       2002
                                              ------------------   --------   --------   --------   --------   --------
                                                 (unaudited)

Selected Per Share Data:
Net asset value, beginning of period........        $ 9.77          $ 9.51     $ 9.39     $ 9.33     $ 9.32     $ 9.48
                                                    ------          ------     ------     ------     ------     ------
Income (loss) from investment operations:
    Net investment income*..................          0.27            0.55       0.53       0.52       0.56       0.57
    Net realized and unrealized gain
    (loss)..................................          0.28            0.22       0.10       0.09       0.01      (0.12)
                                                    ------          ------     ------     ------     ------     ------
Total income from investment operations.....          0.55            0.77       0.63       0.61       0.57       0.45
                                                    ------          ------     ------     ------     ------     ------
Less dividends and distributions from:
    Net investment income...................         (0.27)          (0.53)     (0.53)     (0.56)     (0.57)     (0.57)
    Net realized gain.......................            --              --         --         --         --      (0.05)
                                                    ------          ------     ------     ------     ------     ------
Total dividends and distributions...........         (0.27)          (0.53)     (0.53)     (0.56)     (0.57)     (0.62)
                                                    ------          ------     ------     ------     ------     ------
Anti-dilutive effect of acquiring treasury
 shares*....................................          0.00            0.02       0.02       0.01       0.01       0.01
                                                    ------          ------     ------     ------     ------     ------
Net asset value, end of period..............        $10.05          $ 9.77     $ 9.51     $ 9.39     $ 9.33     $ 9.32
                                                    ======          ======     ======     ======     ======     ======
Market value, end of period.................        $ 9.86          $ 9.60     $ 8.27     $ 8.92     $ 8.63     $ 8.72
                                                    ======          ======     ======     ======     ======     ======
Total Return+...............................          5.61%(1)       22.84%     (1.27)%    10.00%      5.58%      5.56%
Ratios to Average Net Assets:
Total expenses (before expense offset)......          0.78%(2)(3)     0.79%(3)   0.93 %(3)  1.02%(3)   0.98%(3)   0.99%(3)
Net investment income.......................          5.38%(2)        5.74%      5.68 %     5.59%      5.96%      6.02%
Supplemental Data:
Net assets, end of period, in thousands.....       $85,761         $83,797    $84,380    $85,549    $86,567    $88,271
Portfolio turnover rate.....................            16%(1)          20%        17%        12%         8%        18%

---------------------

     * The per share amounts were computed using an average number of shares outstanding during the period.
     + Total return is based upon the current market value on the last day of each period reported. Dividends and distributions are assumed to be reinvested at the prices obtained under the Fund's dividend reinvestment plan. Total return does not reflect brokerage commissions.
    (1)  Not annualized.
    (2)  Annualized.
    (3)  Does not reflect the effect of expense offset of 0.01%.

                       See Notes to Financial Statements
 24

Morgan Stanley Municipal Income Opportunities Trust III
REVISED INVESTMENT POLICY

INTEREST RATE TRANSACTIONS. The Fund may enter into interest rate swaps and may purchase or sell interest rate caps, floors and collars. The Fund expects to enter into these transactions primarily to manage interest rate risk, hedge portfolio positions and preserve a return or spread on a particular investment or portion of its portfolio. The Fund may also enter into these transactions to protect against any increase in the price of securities the Fund anticipates purchasing at a later date. The Fund does not intend to use these transactions as speculative investments and will not enter into interest rate swaps or sell interest rate caps or floors where it does not own or have the right to acquire the underlying securities or other instruments providing the income stream the Fund may be obligated to pay. Interest rate swaps involve the exchange by the Fund with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed-rate payments. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a contractually-based principal amount from the party selling the interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a contractually-based principal amount from the party selling the interest rate floor. An interest rate collar combines the elements of purchasing a cap and selling a floor. The collar protects against an interest rate rise above the maximum amount but foregoes the benefit of an interest rate decline below the minimum amount.

The Fund may enter into interest rate swaps, caps, floors and collars on either an asset-based or liability-based basis, and will usually enter into interest rate swaps on a net basis, i.e., the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. The net amount of the excess, if any, of the Fund's obligations over its entitlements with respect to each interest rate swap will be accrued on a daily basis and the Fund segregates an amount of cash and/or liquid securities having an aggregate net asset value at least equal to the accrued excess. If the Fund enters into an interest rate swap on other than a net basis, the Fund would segregate the full amount accrued on a daily basis of the Fund's obligations with respect to the swap. Interest rate transactions do not constitute senior securities under the 1940 Act when the Fund segregates assets to cover the obligations under the transactions. The Fund will enter into interest rate swap, cap or floor transactions only with counterparties approved by the Fund's Board of Trustees. The Adviser will monitor the creditworthiness of counterparties to the Fund's interest rate swap, cap, floor and collar transactions on an ongoing basis. If there is a default by the other party to such a transaction, the Fund will have contractual remedies pursuant to the agreements related to the transaction. To the extent the Fund sells (i.e., writes) caps, floors and collars, it will segregate cash and/or liquid securities having an aggregate net asset value at least equal to the full amount, accrued on a daily basis, of the Fund's net obligations with respect to the caps, floors or collars. The use of interest rate swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the Adviser is incorrect in its forecasts of the market values, interest rates and other applicable factors, the investment performance of the Fund would diminish compared with what it would have been if these investment techniques were not used. The use of interest rate swaps, caps, collars and floors may also have the effect of shifting the recognition of income between current and future periods.

These transactions do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to interest rate swaps is limited to the net amount of interest payments that the Fund is contractually obligated to make. If the other party to an interest rate swap defaults, the Fund's risk of loss consists of the net amount of interest payments that the Fund contractually is entitled to receive.

                      (This Page Intentionally Left Blank)

TRUSTEES

Frank L. Bowman
Michael Bozic
Kathleen A. Dennis
Edwin J. Garn
Wayne E. Hedien
James F. Higgins
Dr. Manuel H. Johnson
Joseph J. Kearns
Michael F. Klein
Michael E. Nugent
W. Allen Reed
Fergus Reid

OFFICERS

Michael E. Nugent
Chairman of the Board

Ronald E. Robison
President and Principal Executive Officer

J. David Germany
Vice President

Dennis F. Shea
Vice President

Barry Fink
Vice President

Amy R. Doberman
Vice President

Carsten Otto
Chief Compliance Officer

Stefanie V. Chang Yu
Vice President

Francis J. Smith
Treasurer and Chief Financial Officer

Mary E. Mullin
Secretary

TRANSFER AGENT

Morgan Stanley Trust
Harborside Financial Center, Plaza Two
Jersey City, New Jersey 07311

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Deloitte & Touche LLP
Two World Financial Center
New York, New York 10281

INVESTMENT ADVISER

Morgan Stanley Investment Advisors Inc.
1221 Avenue of the Americas
New York, New York 10020

The financial statements included herein have been taken from the records of the Fund without examination by the independent auditors and accordingly they do not express an opinion thereon.

Investments and services offered through Morgan Stanley DW Inc., member SIPC.

(c) 2006 Morgan Stanley

[MORGAN STANLEY LOGO]

MORGAN STANLEY FUNDS

Morgan Stanley
Municipal Income
Opportunities Trust III

Semiannual Report
September 30, 2006

[MORGAN STANLEY LOGO]

01CSAR-RA06-01036P-Y09/06

Item 2. Code of Ethics.

Not applicable for semiannual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semiannual reports.

Item 4. Principal Accountant Fees and Services

Not applicable for semiannual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable for semiannual reports.

Item 6.

Refer to Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable for semiannual reports.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Applicable only to reports covering periods ending on or after December 31, 2005.

Item 9. Closed-End Fund Repurchases

                    REGISTRANT PURCHASE OF EQUITY SECURITIES

                                                              (d) Maximum
                                                 (c) Total     Number (or
                                                 Number of    Approximate
                                                  Shares     Dollar Value)
                                                (or Units)   of Shares (or
                                                 Purchased    Units) that
                     (a) Total                  as Part of     May Yet Be
                      Number of   (b) Average    Publicly      Purchased
                       Shares      Price Paid    Announced     Under the
                     (or Units)    per Share     Plans or       Plans or
      Period          Purchased    (or Unit)     Programs       Programs
      ------         ----------   -----------   ----------   -------------
April 1, 2006-
April 30, 2006         19,100       $9.5028         N/A           N/A
May 1, 2006-
May 31, 2006            6,400        9.4178         N/A           N/A
June 1, 2006-
June 30, 2006          13,200        9.3481         N/A           N/A
July 1, 2006-
July 31, 2006              --            --         N/A           N/A
August 1, 2006-
August 31, 2006            --            --         N/A           N/A
September 1, 2006-
September 30, 2006         --            --         N/A           N/A
                       ------       -------         ---           ---
Total                  38,700       $9.4229         N/A           N/A
                       ======       =======         ===           ===

Item 10. Submission of Matters to a Vote of Security Holders

Not applicable.

Item 11. Controls and Procedures

(a) The Fund's principal executive officer and principal financial officer have concluded that the Fund's disclosure controls and procedures are sufficient to ensure that information required to be disclosed by the Fund in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms, based upon such officers' evaluation of these controls and procedures as of a date within 90 days of the filing date of the report.

(b) There were no changes in the registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. Exhibits

(a) Code of Ethics - Not applicable for semiannual reports.

(b) A separate certification for each principal executive officer and principal financial officer of the registrant are attached hereto as part of EX-99.CERT.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Morgan Stanley Municipal Income Opportunities Trust III


/s/ Ronald E. Robison
-------------------------------------
Ronald E. Robison
Principal Executive Officer
November 21, 2006

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


/s/ Ronald E. Robison
-------------------------------------
Ronald E. Robison
Principal Executive Officer
November 21, 2006


/s/ Francis Smith
-------------------------------------
Francis Smith
Principal Financial Officer
November 21, 2006